EVERY BREAKTHROUGH BEGINS WITH BELIEF June 2026 Corporate Presentation

Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding: the therapeutic potential and utility, efficacy and clinical benefits of its programs, including its EXACTTM technology and NGN-401; the potential for commercial approval of NGN-401 and the speed with which any such approval might be obtained; market opportunities for Neurogene's product candidates, including the estimated prevalence of Rett syndrome and expected levels of demand for NGN-401; the safety and tolerability profile of NGN-401; the applicability of reported interim results from the NGN-401 Phase 1/2 clinical trial to other participants or potential participants, including adolescent or adult participants; any extrapolation of interim trial results on the likelihood of gaining approval of NGN-401 from the FDA or any other regulator; trial designs and clinical development plans for the EmboldenTM registrational clinical trial of NGN-401 for Rett Syndrome, including the timing and the expected timeline of our Process Performance Qualification (PPQ) activities for our chemistry, manufacturing and controls (CMC) requirements and expectations to supplement the overall safety and durability set with data from the additional participant; the response rate, expected durability and deepening of clinical data results from the NGN-401 clinical trials; expected timing for release of additional data from the Phase 1/2 clinical trial of NGN-401 and the Embolden registrational trial; the potential superiority of ICV administration and delivery of a full MECP2 gene as against other potential gene therapies; the potential for NGN-401 to be a best-in-class or first-in-class gene therapy for Rett syndrome; patient, caregiver and KOL sentiments relating to priorities on selecting potential gene therapy treatments; expectations related to payer reimbursement for NGN-401 if approved, including estimates related to potential reimbursement rates, the ease of obtaining reimbursement and the sentiments of payers with respect to value placed on certain outcomes and any impact of potentially implementing an outpatient regimen for NGN-401; the ability to and speed with which Neurogene could convert existing clinical trial sites to commercial sites if it is successful in obtaining regulatory approval for the commercialization of NGN-401; the potential for success of the Embolden registrational clinical trial of NGN-401 for Rett Syndrome; expected future interactions with or positions of the FDA or foreign regulatory authorities, including the timing and outcome of any such interaction and anticipated benefits of any regulatory designation for Neurogene's product candidates, including the FDA’s Breakthrough Therapy designation and RMAT designation, the EMA's PRIME designation and participation in the FDA's START program with respect to NGN-401; the benefits of Neurogene's in-house manufacturing capabilities; anticipated early-stage discovery and expectations regarding the initiation of future clinical trials for programs in development; the timing and achievement of any catalyst for value creation for Neurogene; and Neurogene's cash runway, including the time period over which existing cash resources may be sufficient to fund the Company’s operations. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward- looking statement as a result of various factors, including, without limitation: uncertainties regarding interactions with and feedback received from FDA staff regarding the Embolden registrational trial including the risk that the FDA could change its requirements for the Embolden trial; the ability to raise additional capital to finance operations; the ability of Neurogene to report its data on the predicted timeline; the ability of Neurogene to effectively use the RMAT designation, Breakthrough Therapy designation, PRIME designation or START program to accelerate development of NGN-401; the potential for negative impacts to patients dosed in the ongoing clinical trials for NGN-401; the ability to advance product candidates through non-clinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Neurogene's product candidates; Neurogene’s limited experience in designing and conducting clinical trials; the ability to identify and pivot to other programs, product candidates that may be more profitable or successful than Neurogene's current product candidates; expectations regarding the potential tolerability, safety or efficacy for NGN-401; the ability to attract, hire, and retain skilled executive officers and employees; reliance on third parties, contract manufacturers, and contract research organizations; the ability of Neurogene to protect its intellectual property and proprietary technologies; risks related to Neurogene’s ability to correctly estimate its operating expenses, including its projected cash runway; and legislative, regulatory, political and economic developments and general market conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, Neurogene undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Neurogene’s own internal estimates and research. In this Presentation, Neurogene relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Neurogene believes its internal research is reliable, such research has not been verified by any independent source and Neurogene has not independently verified the information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Neurogene will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer 2

3 To develop life-changing genetic medicines for people and their families impacted by devastating neurological diseases OUR MISSION Biology-first design Precision delivery for maximum drug distribution EXACT platform for precise transgene expression Driven by patients and families in need OUR APPROACH

NGN-401 is Rapidly Advancing Towards Commercialization as a Potential Transformative One-Time Treatment for Rett Syndrome

Potential Best-in-Class Treatment for Rett Syndrome

- Compelling clinical evidence showing durable multidomain improvements demonstrated across full spectrum of disease severity
- Received FDA Breakthrough Therapy designation, in addition to START Pilot Program, RMAT and other regulatory designations

Clear Path to Registration with Single Registrational Trial for Broadest Age Range

- Key elements of Embolden™ registrational trial aligned with FDA, including a single trial for ages ≥ 3 years
- Completed dosing (n=25) in Embolden, exceeding target dosing due to high demand from Rett syndrome community

High-Value Rare Disease with Significant Opportunity to Improve Patient Lives

Early commercial-readiness activities underway to transform multi-billion-dollar market burdened by lifelong, high-intensity medical care

Upcoming Milestones

- Presentation of 12+ months Phase 1/2 data for all 10 participants **planned for mid-2026**
- Process Performance Qualification (PPQ) campaign **planned to begin mid-2026**
- Topline data from Embolden **anticipated in 2H 2027**

Neurogene is Positioned for Significant Value Inflection with Multiple Upcoming Catalysts

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NGN-401 for Rett Syndrome

Rett Syndrome: Rare, Debilitating, Progressive, Neurodevelopmental Disorder

Cause: Variants in the *MECP2* gene on the X chromosome lead to deficiency of functional MeCP2 protein

- MeCP2 is a DNA-binding protein essential for normal brain and nervous system function

Onset: Developmental delay occurs at 6-18 months, followed by loss of previously acquired milestones during regression and subsequent developmental plateau at ~3 years

Hallmark features:

- Loss of expressive and receptive communication
- Loss of purposeful hand function with repetitive movements
- Gait abnormalities and mobility challenges
- Seizures, breathing irregularities, severe constipation

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Multi-Billion-Dollar Market Opportunity for Disease-Modifying Gene Therapy for Rett Syndrome

Rett Syndrome is One of the More Prevalent Rare Diseases

~15,000 – 20,000 patients

Major market prevalence
US, EU and UK[1]

1:10,000 females

Worldwide incidence[2]

Clear Unmet Need

No disease-modifying treatment available

Only treatment options are limited to symptom management

High burden on families and healthcare system

Lifelong, constant care is required

Payors are Receptive to Reimbursement[3]

Payors value functional changes that are clinically meaningful and show improvements in activities of daily living

Payors are familiar with Rett syndrome

Decades-long survival supports premium-priced durable gene therapy

[1] Major market prevalence based on internal estimates; U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35.
[2] WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.
[3] Internal market research

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8 NGN-401: Purposefully Designed to Be the Best-in-Class Gene Therapy for Rett Syndrome Full-length MECP2 to translate functional MeCP2 protein NGN-401 Construct Only Gene Therapy Designed to Safely Deliver Full-length Protein to Key Areas of the Brain and Nervous System to Maximize Benefit ICV delivery to achieve the broadest targeting of brain and nervous system EXACT transgene regulation technology designed to safely achieve target levels

9 ICV Delivery Achieves Greater Expression in the Brain Compared to IT-L ICV = Intracerebroventricular IT-L = intrathecal lumbar ESGCT 2025 ICV route of delivery has been shown in preclinical models to have greater targeting of brain and nervous system regions underlying Rett syndrome pathophysiology compared to IT-L An estimated 30,000 ICV procedures are performed by neurosurgeons annually in the U.S. and require minimal downtime/recovery

NGN-401 PHASE 1/2 TRIAL

11 Dosing Completed in NGN-401 Phase 1/2 Clinical Trial in Females with Rett Syndrome Trial evaluating 1E15 vg dose of NGN-401 n=8 Ages 4-10 n=2 Ages > 11 Open-label, multicenter trial designed to assess the safety, tolerability and efficacy of NGN-401 Key Eligibility Criteria: Females with Classic Rett syndrome in post-regression stage of illness Clinical diagnosis and genetic confirmation of pathogenic MECP2 variant Clinical Global Impression-Severity (CGI-S) score of 4-6 Trial Overview

Baseline Characteristics of the Pediatric Participants in Phase 1/2 12 Pediatric Cohort (n=8) Pt:1 Pt:2 Pt:3 Pt:4 Pt:5 Pt:6 Pt:7 Pt:8 Age at Dosing (Years) 7 4 6 7 6 4 6 8 Baseline CGI-S Score 4 Moderately Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 4 Moderately Ill 4 Moderately Ill Genetic Variant Severity Mild Severe Severe Severe Severe Moderate Mild-Moderate Mild-Moderate Time Post-Dosing (Months) 24 18 18 15 12 6 6 6 As of data cutoff date of October 30, 2025 Evaluating the Impact of NGN-401 Across Full Spectrum of Disease Severity

NGN-401 Drove Clinically Meaningful and Durable Improvement Across Key Rett Syndrome Domains

Key Findings from Interim Phase 1/2 Data

- **100%** showed functional improvements across core disease domains – fine motor/hand function, gross motor/ambulation and communication
- **35** total developmental milestones gained
  - **No plateau**, including out to 24 months
  - **Multidomain gains** enable increasingly complex activities, enhancing independence and health-related quality of life
- **88%** achieved improved CGI-I score
- 1E15 vg dose continues to be **generally well-tolerated**, consistent with AAV-based gene therapy

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As of data cutoff date of October 30, 2025; Neurogene press release (November 12, 2025)
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Caregivers Seek Treatment that Improves Daily Living and Leads to Durable, Multidomain Improvements

Caregivers Consistently Highlight Improvements in Core Domains are the Priority

Fine Motor/Hand Function Improvements

- Enables self-feeding, quicker meals, family/social dining and independence
- E.g., Transferring/grasping objects, finger feeding, drinking from a cup, using utensils

Expressive & Receptive Communication Improvements

- Expressing needs, following instructions simplifying daily routines and strengthening connections
- E.g., Making choices, using words with meaning

Gross Motor/Ambulation Improvements

- Enhances mobility and reduce caregiver burden
- E.g., Sitting w/support, standing while holding on, climbing up/down stairs

Quantitative research conducted in 2024 with 30 Rett syndrome caregivers to daughters aged 3-22 years old;
Follow-up qualitative research conducted in 2024 and 2025 with 27 Rett syndrome caregivers (sub-set of quantitative respondents) to daughters aged 3-22 years old

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15 NGN-401 Drove Durable Accumulation of Multidomain Milestones Across Core Domains That Matter Most to Caregivers 3 4 5 7 92 6 4 7 8 4 8 12 12 14 3 Mos. 6 Mos. 9 Mos. 12 Mos. >12 Mos. Interim Phase 1/2 Data Showed Developmental Milestones Increased by Domain Over Time Post-NGN-401 Treatment n=8 n=8 n=6 n=5 n=4 18 9 21 26 31 As of data cutoff date of October 30, 2025 # o f D ev el o p m en ta l M ile st o n es A ch ie ve d Fine Motor/Hand Function Expressive & Receptive Communication Gross Motor/Ambulation

NGN-401 Delivers Durable, Multidomain Improvements that Translate to Real Life Impact

Improvements in Key Domains Lead to:

Multidomain improvements

Participation in activities of daily living

Improvements in health-related quality of life

New Functional Abilities and Improvements Post-Treatment with NGN-401

Fine Motor/Hand Function	Gross Motor/Ambulation	Communication	Autonomic
Less dependence on caregivers for basic needs	**Reduced physical burden for caregivers for activities of daily living**	**Can communicate needs & wants, and foster greater social connections**	**Enhanced comfort and reduced distress**
Uses hands to self-feed, drink, play with toys, self-soothe	Sits without support	Says words with meaning	Improvements in constipation
Decreased to no stereotypies	Walks up and down stairs unassisted	Follows daily routines, e.g., getting ready for school	Drinks clear liquids, eats solids for first time
Uses utensils to self-feed	Bends at waist and stands back up	Communicates needs and wants; can ID colors	Absent aspiration pneumonia events
	Bears more weight for ease of transfer	Engages with friends and family; shows affection	Sleeps through the night
	Can get on/off furniture, out of bathtub, into car unassisted	Starting/ improved communication with use of assisted device	

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17 Phase 1/2 Caregiver Testimonials Following Treatment with NGN-401 Highlight Improvements Important to Families As of data cutoff date of October 30, 2025 “Sleep improved significantly as she is able to sleep all through the night without any issue.” “Her understanding has improved, especially with me when I ask her to do small tasks, then she will do it immediately almost every time…” “The other day she...ran a couple steps while out…” “She uses both hands to grab her blanket...She holds a banana and takes bites.” “She is paying attention, and even at school with decision- making…she knows what we are asking of her.” “She reacts to…[the] puppy. We have never seen that…nothing going on before, nothing was worth her attention. Now she is enjoying day-to-day.” “She is happier.” “I am grateful [NGN-401] has seemed to benefit [her] health and life…” “She is so happy all the time and calm.” “Before, she was really stuck a lot. Her gait has improved a lot.” “Walking and standing are so much better. Before she would fall all the time and now she doesn’t. She is so much stronger and rarely falls.” “She holds onto things longer…she is eating pieces of fruit using a fork, a new skill.” “She kissed me for the first time ever.”

NGN-401 Remains Generally Well Tolerated at the1E15 vg Dose Level

	1E15 vg Dose Total n=10	
	N	Events
TEAEs related to NGN-401	9	59
Serious TEAEs Unrelated to NGN-401	3	4
Serious TEAEs Related to NGN-401	1	2

- All TEAEs related to NGN-401 have been Grade 1 (mild) or Grade 2 (moderate) in severity; the majority are known potential risks of AAV and have resolved or are resolving
  - Most participants experienced mild liver enzyme elevations
  - SAEs (Grade 2) related to abnormal nerve conduction findings occurred in Pt:5:
    - Areflexia and related elective inpatient diagnostic testing
    - Nerve conduction findings have returned to normal range
    - Unrelated to NGN-401, Pt:5 also experienced a leg fracture confounding her Month 12 gross motor assessment
- No evidence of hemophagocytic lymphohistiocytosis (HLH) in any participant
- Seizures have remained well controlled following NGN-401
- No intracerebroventricular (ICV) procedure-related AEs
- No signs or symptoms indicative of MeCP2 overexpression

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As of data cutoff date of October 30, 2025
TEAE = Treatment emergent adverse event

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EMBOLDEN REGISTRATIONAL TRIAL OVERVIEW

20 Dosing Completed in Embolden Registrational Trial to Support Planned BLA Submission Immunosuppression: Steroid prophylaxis during first 90 days, followed by taper Developmental Milestones • CGI-I score of ≤ 2 • Gain from baseline of at least 2 developmental milestones Single Arm, Baseline-Controlled, Open-Label Trial of NGN-401 in Females with Rett Syndrome Responder-based composite endpoint defined as: • CGI-I of ≤ 3 and • Gain from baseline of any one developmental milestone 33% response rate, or 8 of 24 participants, needed for success Primary Endpoint at 12 Months Key Secondary Endpoints • Pre-specified from a list of 28 • Captured through standardized video recordings and rated by independent, central, blinded raters Screening Period (Up to 45 days) NGN-401 One-time 1E15 vg dose Patients ≥ 3 years Total participants dosed: n=25 Primary efficacy population: n=24 Primary Observation (12 Months)

28 Pre-Specified Developmental Milestones From Natural History Database Aligned with FDA, KOLs and Caregivers as Meaningful 21 Fine Motor/ Hand Function Gross Motor/Ambulation Communication 1.2% - 3% 0.3 – 6.6% Reached for toy Taken a drink from a cup held without assistance Used raking grasp to retrieve an object Used a pincer grasp (either refined or modified) Finger fed Transferred an object from one hand to the other Used a spoon/fork to eat without assistance Sat with support when placed Sat without support when placed Come to sitting Pulled to standing Stood while holding on Stood independently Cruised around furniture or holding on to someone Walked independently Climbed up stairs with help Climbed up stairs without help Climbed down stairs with help Climbed down stairs without help Ran 10 feet without falling Responded to familiar names/words Followed a command with a gesture Followed a command without a gesture Pointed for something they want Waved bye-bye Babbled Used words with meaning Spoken in phrases (2 words or more with meaning)

Interim Phase 1/2 Data and Key Trial Design Elements Carried Into the Registrational Trial De-risk Embolden Outcomes

Responders in Phase 1/2 Trial Exceed the Bar for Success Established as the Primary Endpoint in the Embolden Trial



% Responders at 12 months
80%
Response Rate
(4 of 5)
33%
(8 of 24)
Pre-Specified Minimum
Response Rate
for Success
Phase 1/2
Embolden

Key Design Elements Carried Into Embolden

Phase 1/2	Embolden
1E15 vg dose	
Steroid-only immunosuppression regimen	
Trial sites at Rett Centers of Excellence	
Standardized CGI-I training at all sites	
Independent, central review of video-based milestone assessments based on pre-specified definitions	Independent, central, blinded review of video-based milestone assessments based on pre-specified definitions

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As of data cutoff date of October 30, 2025

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COMMERCIAL READINESS & KEY ANTICIPATED MILESTONES

24 Building a Strong Foundation for Commercialization Internal CMC capabilities and manufacturing facility to produce commercial product Positioning Embolden clinical trial sites for rapid conversion to commercial sites at launch Payor research confirms strong reimbursement potential for NGN-401 Embolden Clinical Trial Sites at Rett Centers of Excellence Separate payment to be issued for NGN-401, enabling hospitals to secure reimbursement without inpatient bundling constraints Outpatient pathway optionality intended to further simplify reimbursement

Wholly Owned and Fully Integrated In-House AAV Manufacturing 25 GMP Manufacturing Toxicology Batch Manufacturing Process Development Quality Assurance Quality Control Analytical Development Flexibility to manufacture AAV product at low cost Own product quality and development timelines Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms Flexibility to rapidly adapt CMC execution to program needs Process and scale are consistent between clinical and commercial; avoids potential future comparability challenges 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms

NGN-401 is Positioned for Leadership in Rett Syndrome with Multiple Value-Creating Catalysts Expected in 2026 and Beyond

2025

- **Compelling Interim Clinical Data:** Multidomain, durable improvements across spectrum of disease severity
- **Single Registrational Trial Enrolling:** Enables approval for broad population
- **Early Commercial-Readiness Underway:** Robust payor and market research to support future product launch

ANTICIPATED MILESTONES

- **Completed Dosing in Embolden Registrational Trial**
- **Present Phase 1/2 Data:** 12+ month data for all 10 participants
  Expected Timing: Mid-2026
- **Start PPQ campaign**
  Expected Timing: Mid-2026
- **Initiation of Additional Commercial-Readiness Activities**
- **Topline Data from Embolden**
  Expected Timing: 2H 2027

Strong Cash Balance (1Q'28)

Expected to fund operations through Embolden data readout, BLA submission and key pre-launch activities

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APPENDIX: INTERIM PHASE 1/2 DATA UPDATE PARTICIPANT VIGNETTES

28 Pt:1 Gained 11 Developmental Milestones Across All Core Domains with Durability out to 24 Months Walking, ataxic gait, no ability to climb stairs Raking, no ability to hold objects Severe impairment, unable to follow commands, indicate wishes Pt:1 Developmental Milestones Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 24 Fine Motor/Hand Function Used a pincer grasp (either refined or modified)       Taken a drink from a cup held without assistance       Used a spoon/fork to eat without assistance    Transferred an object from one hand to the other    Gross Motor/Ambulation Climbed up stairs without help       Heel-to-toe walking*      Climbed down stairs without help     Come to sitting  Communication Followed a command without a gesture       Waves bye bye     Pointed for something they want     Pt:1 Baseline: 7 Yrs Old Post Treatment with NGN-401 As of data cutoff date of October 30, 2025 *Not included in Embolden developmental milestones list; previously reported developmental milestones from other validated scales Images are representative of developmental milestones

29 Pt:2 Gained 10 Developmental Milestones Across All Core Domains with Durability out to 18 Months As of data cutoff date of October 30, 2025 *Not included in Embolden developmental milestones list; previously reported developmental milestones from other validated scales Images are representative of developmental milestones Impaired, ataxic, help to stand Severe impairment, unable to use hands Severe impairment, unable to follow commands, non-verbal Pt:2 Developmental Milestones Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 Fine Motor/Hand Function Reached for toy       Used raking grasp to retrieve an object     Finger fed     Taken a drink from a cup held without assistance     Gross Motor/Ambulation Pulled to standing       Bent down, touched floor, and recovered*     Stepped off curb with help*    Climbed up stairs with help   Communication Followed a command without a gesture       Used words with meaning       Pt:2 Baseline: 4 Yrs Old Post Treatment with NGN-401

30 Pt:3 Gained 6 Developmental Milestones Across All Core Domains with Durability out to 18 Months As of data cutoff date of October 30, 2025 Images are representative of developmental milestones Pt:3 Baseline: 6 Yrs Old Cannot sit, stand or walk independently Raking grasp Post Treatment with NGN-401 Cannot follow commands Pt:3 Developmental Milestones Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 18 Fine Motor/Hand Function Used a pincer grasp (either refined or modified)      Finger fed     Transferred an object from one hand to the other     Gross Motor/ Ambulation Sat without support when placed       Communication Followed command without gesture    Followed command with gesture  Severe Dysphagia

31 Pt:4 Gained 4 Developmental Milestones Across 2 Core Domains with Durability out to 15 Months Pt:4 Baseline: 7 Yrs Old Raking grasp, unable to hold objects Post Treatment with NGN-401 Unable to follow commands Pt:4 Developmental Milestones Post-NGN-401 Months Post-NGN-401 3 6 9 12 15 Fine Motor/Hand Function Used a pincer grasp (either refined or modified)      Used a spoon/fork to eat without assistance      Taken a drink from a cup held without assistance      Communication Followed command without a gesture     As of data cutoff date of October 30, 2025 Images are representative of developmental milestones

32 Pt:7 Gained 1 Developmental Milestone at Early Timepoint Pt:7 Developmental Milestones Post-NGN-401 Months Post-NGN-401 3 6 Fine Motor/Hand Function Used a spoon/fork to eat without assistance  Pt:7 Baseline: 6 Yrs Old Post Treatment with NGN-401 Could not use utensils As of data cutoff date of October 30, 2025 Images are representative of developmental milestones

Pt:8 Gained 3 Developmental Milestones Across 2 Core Domains at Early Timepoint

Pt:8 Baseline:
8 Yrs Old



Unable to bend at waist

Unable to follow commands, cannot use words with meaning

Pt:8 Developmental Milestones Post-NGN-401	Months Post-NGN-401	
	3	6
Gross Motor/ Ambulation		
Bent down, touched floor, and recovered*	✓	✓
Communication		
Followed command with a gesture		✓
Used words with meaning		✓

Post Treatment with NGN-401






Hi! How are you?
Hey!.. Good!

As of data cutoff date of October 30, 2025
*Not included in Embolden developmental milestones list; previously reported developmental milestones from other validated scales
Images are representative of developmental milestones

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